Exhibit 10.1

THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 14, 2020 (the “Third Amendment Effective Date”), is by and among CARBON APPALACHIA ENTERPRISES, LLC, a Delaware limited liability company (“CAE”), and NYTIS EXPLORATION (USA) INC., a Delaware corporation (“Nytis USA”, and together with CAE, collectively, “Borrowers”, and each, individually, a “Borrower”), each of the Subsidiaries party hereto (collectively, the “Guarantors” and each a “Guarantor”), PROSPERITY BANK (successor by merger to LegacyTexas Bank), as the Administrative Agent (the “Administrative Agent”), and the Lenders party hereto.

WHEREAS, Borrowers, the financial institutions from time to time party thereto (the “Lenders”), and Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of December 31, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrowers have advised Administrative Agent and the Lenders that certain Events of Default have occurred under the Credit Agreement as the result of Borrowers’ failure to comply with (i) the hedging requirement set forth in Section 7.15(a) of the Credit Agreement for the fiscal quarter ending September 30, 2019, and (ii) the asset sale covenant set forth in Section 4(c) of the Second Amendment to Amended and Restated Credit Agreement dated as of August 14, 2019 (the foregoing Events of Default, collectively, the “Specified Defaults”);

WHEREAS, Borrowers have requested Administrative Agent and the Lenders to agree to amend the Credit Agreement and waive the Specified Defaults as hereinafter provided, and, subject to the terms and conditions set forth herein, Administrative Agent and the Lenders are willing to agree to such amendments and limited waiver, all as hereinafter provided; and

WHEREAS, Borrowers, the Guarantors, the Lenders and Administrative Agent acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement and the other Loan Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Subject to satisfaction of the conditions to effectiveness set forth in Section 3 of this Amendment, the parties hereto agree as follows:

(a) Additions to Section 1.1 of the Credit Agreement. The following definitions are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order to read in their entirety as follows:

“Monthly Reduction Date” means each of February 28, 2020, March 31, 2020, April 30, 2020, and May 1, 2020 and any other date or dates established by the Administrative Agent and the Revolving Credit Lenders pursuant to Section 2.9.

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Page 1

“Monthly Reduction Amount” means an amount by which the Borrowing Base shall be automatically reduced on each Monthly Reduction Date, until adjusted in accordance herewith, as set forth in Section 2.9(h) and/or as determined or redetermined by the Administrative Agent and the Revolving Credit Lenders pursuant to Section 2.9.

“Third Amendment Effective Date” means February 14, 2020.

(b) Amendment to Section 1.1 of the Credit Agreement. The following definition in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Borrowing Base Deficiency Notice” means a notice from Administrative Agent to Borrowers that a Borrowing Base Deficiency exists because of a periodic or special redetermination made pursuant to Section 2.9(b) or Section 2.9(c)(i) (or a periodic or special redetermination combined with the Monthly Reduction Amount).

(c) Amendment to Section 2.9(b) of the Credit Agreement. Section 2.9(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(b) Periodic Determinations of Borrowing Base.

(i) The Borrowing Base shall be redetermined as of May 1 and November 1 of each year, commencing May 1, 2019. On or before April 1 of each year, Borrowers shall furnish Administrative Agent a Reserve Report as of the preceding January 1 prepared by an Independent Engineer covering all of the Proved Oil and Gas Properties of the Borrowing Parties, including the Mortgaged Properties. On or before October 1 of each year, Borrowers shall furnish Administrative Agent a Reserve Report as of the preceding July 1 prepared by Borrowers’ own engineer and certified by a Responsible Officer of each Borrower covering all of the Proved Oil and Gas Properties of the Borrowing Parties, including the Mortgaged Properties. Upon receipt of each such Reserve Report, Administrative Agent shall make a determination of the Borrowing Base and the Monthly Reduction Amount (if any) which shall become effective upon approval by the Required Revolving Credit Lenders or all Revolving Credit Lenders in accordance with the procedures set forth in Section 2.9(d) and subsequent written notification from Administrative Agent to Borrowers, and which, subject to the other provisions of this Agreement, shall be the Borrowing Base until the effective date of the next redetermination as provided in this Section 2.9.

(ii) In the event that Borrowers do not furnish to Administrative Agent a Reserve Report by the dates specified in Section 2.9(b)(i), then Administrative Agent and the Required Revolving Credit Lenders or all Revolving Credit Lenders, as applicable, may nonetheless redetermine the Borrowing Base and/or the Monthly Reduction Amount and redesignate the Borrowing Base and/or Monthly Reduction Amount from time to time thereafter in their sole discretion until Administrative Agent receives the relevant Reserve Report, whereupon Administrative Agent and the Required Revolving Credit Lenders or all Revolving Credit Lenders, as applicable, shall redetermine the Borrowing Base and/or Monthly Reduction Amount as otherwise specified in this Section 2.9.

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(d) Amendment to Section 2.9(c)(i) of the Credit Agreement. Section 2.9(c)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(i) Special determinations of the Borrowing Base may be requested (A) by Borrowers not more than two times per calendar year, or (B) by Administrative Agent at any time during the term hereof. If any special determination is requested by Borrowers, Borrowers shall provide, if requested by Administrative Agent, an updated Reserve Report prepared by Borrowers’ own engineer brought forward from the most recent Reserve Report furnished by Borrowers to Administrative Agent. If any special determination is requested by Administrative Agent, Borrowers will provide Administrative Agent with engineering data for the oil and gas reserves updated from the most recent Reserve Report furnished to Administrative Agent, as soon as is reasonably possible following the request. The determination whether to increase or decrease the Borrowing Base and the Monthly Reduction Amount (if any) shall be made in accordance with the standards set forth in Section 2.9(a) and the procedures set forth in Section 2.9(d). In the event of any special determination of the Borrowing Base pursuant to this Section 2.9(c), Administrative Agent in the exercise of its discretion may suspend the next regularly scheduled determination of the Borrowing Base.

(e) Amendment to Section 2.9(d) of the Credit Agreement. Section 2.9(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(d) General Procedures With Respect to Determination of Borrowing Base. The Borrowing Base shall be determined as of May 1 and November 1 of each year, commencing May 1, 2019, until the Revolving Credit Maturity Date. Administrative Agent shall propose a redetermined Borrowing Base and a Monthly Reduction Amount (if any) on or about 30 days following receipt by Administrative Agent and the Lenders of a Reserve Report and other applicable information. After having received notice of such proposal from Administrative Agent, the Required Revolving Credit Lenders (or all Revolving Credit Lenders in the event of a proposed increase of the Borrowing Base or decrease of the Monthly Reduction Amount) shall have 15 days to agree or disagree with such proposal. Solely as it relates to a reaffirmation or proposed decrease of the Borrowing Base and/or increase in the Monthly Reduction Amount, if at the end of such 15-day period, the Required Revolving Credit Lenders shall not have communicated their approval or disapproval, such silence shall be deemed an approval, and Administrative Agent’s proposal shall be the new Borrowing Base and/or Monthly Reduction Amount. For the avoidance of doubt, as it relates to proposed increases of the Borrowing Base or decreases of the Monthly Reduction Amount (if any), silence from a Revolving Credit Lender shall be deemed as disapproval. If the Required Revolving Credit Lenders (or all Revolving Credit Lenders, in the event of a proposed increase of the Borrowing Base or decrease of the Monthly Reduction Amount) cannot agree on the amount of the Borrowing Base or Monthly Reduction Amount, as applicable, within 7 days after Administrative Agent has been notified of their disapproval, then Administrative Agent shall propose a new redetermined Borrowing Base and/or a new Monthly Reduction Amount within 15 days after the end of such 7-day period and the foregoing process shall be repeated. This process shall be repeated until the Required Revolving Credit Lenders (or all Revolving Credit Lenders, in the event of a proposed increase of the Borrowing Base or decrease of the Monthly Reduction Amount) agree on a new Borrowing Base and/or Monthly Reduction Amount. Upon the final redetermination of the Borrowing Base and/or Monthly Reduction Amount, Administrative Agent, the Revolving Credit Lenders approving same and Borrowers shall execute a Borrowing Base Adjustment Letter.

(f) Addition to Section 2.9 of the Credit Agreement. A new clause (h) is hereby added to the end of Section 2.9 of the Credit Agreement to read in its entirety as follows:

(h) Borrowing Base Reduction. At the time of any periodic or special redetermination of the Borrowing Base, the Revolving Credit Lenders reserve the right to establish the Monthly Reduction Amount. The Revolving Credit Lenders’ determination of the Monthly Reduction Amount shall be made in accordance with the standards specified in Section 2.9 and the procedures specified in Section 2.9(d). On the Third Amendment Effective Date, the Monthly Reduction Amount initially will be set as follows for each Monthly Reduction Date:

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Page 3

Monthly Reduction Date	Monthly Reduction Amount
February 28, 2020	$1,000,000
March 31, 2020	$1,000,000
April 30, 2020	$2,000,000
May 1, 2020	$2,000,000

If the total Aggregate Revolving Credit Exposure of the Revolving Credit Lenders shall exceed the Borrowing Base solely because of the reduction of the Borrowing Base by the Monthly Reduction Amount, Borrower shall, on or prior to the date of such occurrence, make a single lump sum payment in an amount sufficient to reduce the total Aggregate Revolving Credit Exposure of the Revolving Credit Lenders to or below the Borrowing Base.

(g) Amendment to Section 7.1(a)(ii) of the Credit Agreement. Section 7.1(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii) As soon as available, and in any event within 90 days after the last day of each fiscal year of Borrowers, beginning with the fiscal year ending December 31, 2019, a copy of the annual audited report of the Borrowers and their respective Subsidiaries for such fiscal year containing, on a consolidated basis (along with a consolidating breakout for the Borrowing Parties in a supplemental schedule thereto), balance sheets and statements of income, retained earnings, and cash flow as of the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year (other than for the fiscal year ending December 31, 2019), all in reasonable detail and audited by and accompanied by a report of independent certified public accountants of recognized standing reasonably acceptable to Administrative Agent, to the effect that such report has been prepared in accordance with GAAP and containing no material qualifications or limitations on scope;

(h) Amendment to Section 7.1(s) of the Credit Agreement. Section 7.1(s) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(s) Operating Budget. (i) on or before (A) March 31, 2020 and (B) the effective date of the Borrowing Base redetermination as of May 1, 2020, an annual Borrower-prepared operating budget (or an update thereof) for fiscal year 2020, including at a minimum an income statement, balance sheet, cash flow statement and capital expenditure plan of Borrowers, and (ii) thereafter, as soon as available, but in any event within 90 days after the last day of each fiscal year of CAE, an annual Borrower-prepared operating budget for the fiscal year in which such budget is due, including at a minimum an income statement, balance sheet, cash flow statement and capital expenditure plan of Borrowers;

(i) Amendment to Section 9.3 of the Credit Agreement. Section 9.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 9.3 [Reserved].

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(j) Amendment to Section 12.10(h) of the Credit Agreement. Section 12.10(h) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(h) increase the Borrowing Base, decrease the Monthly Reduction Amount or modify the provisions of Section 2.9(d) without the written consent of each Revolving Credit Lender;

(k) Amendment to Schedule 2.1 of the Credit Agreement. Schedule 2.1 of the Credit Agreement is hereby replaced in its entirety with Schedule 2.1 to this Amendment.

SECTION 3. Borrowing Base; Monthly Reduction Amount.

(a) Decrease of Borrowing Base. Effective as of the Third Amendment Effective Date, the Borrowing Base is hereby decreased to $73,000,000.00. The foregoing decrease of the Borrowing Base is a periodic redetermination of the Borrowing Base under Section 2.9(b) of the Credit Agreement. The Borrowing Base as decreased herein will remain in effect until the date of the next periodic redetermination of the Borrowing Base under Section 2.9(b) of the Credit Agreement, unless otherwise adjusted pursuant to the provisions of Section 2.9 of the Credit Agreement.

(b) Monthly Reduction Amount. Effective as of the Third Amendment Effective Date, the Monthly Reduction Amount is hereby set as follows for each Monthly Reduction Date:

Monthly Reduction Date	Monthly Reduction Amount
February 28, 2020	$1,000,000
March 31, 2020	$1,000,000
April 30, 2020	$2,000,000
May 1, 2020	$2,000,000

The Monthly Reduction Amount as established herein will remain in effect until the date of the next redetermination of the Monthly Reduction Amount under Section 2.9(b) of the Credit Agreement, unless otherwise adjusted pursuant to the provisions of Section 2.9 of the Credit Agreement.

(c) Acknowledgment. The parties hereto acknowledge and agree that the determination of the Borrowing Base and Monthly Reduction Amount set forth in this Section 3 has been made in accordance with the standards and procedures set forth in Section 2.9 of the Credit Agreement.

SECTION 4. Specified Defaults; Limited Waiver.

(a) Specified Defaults. Borrowers have requested that Administrative Agent and the Lenders waive the Specified Defaults. Subject to the terms and conditions of this Amendment, Administrative Agent and the Lenders hereby waive the Specified Defaults.

(b) Limited Waiver. Except for the limited waiver set forth in Section 4(a) and except as otherwise provided herein, no provision hereof shall constitute a waiver of any of the terms or conditions of the Credit Agreement or any other Loan Document other than those terms or conditions expressly addressed herein (and even in such instance, only to the extent explicitly addressed herein). Other than as expressly set forth in this Amendment, nothing contained in this Amendment shall be construed as a waiver of any Default or Event of Default or a consent to any action or inaction by any Borrower, any Guarantor or any other Obligated Party, nor shall it be construed as a course of dealing or conduct on the part of any Lender. All rights and remedies now or hereafter available to Administrative Agent or any Lender are hereby reserved. The limited waiver set forth herein shall be effective only in this specific instance and for the specific purpose for which it is given, and this limited waiver shall not entitle any Borrower to any other or further waiver or consent in any similar or other circumstance.

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SECTION 5. Conditions of Effectiveness. The amendments set forth in Section 2 of this Amendment, the Borrowing Base and Monthly Reduction Amount adjustment set forth in Section 3 of this Amendment, the limited waiver set forth in Section 4 of this Amendment, as well as any other terms and conditions set forth herein, shall be effective as of Third Amendment Effective Date, provided that Administrative Agent shall have received each of the following:

(a) a counterpart of this Amendment executed by Borrowers, the Guarantors and the Lenders;

(b) payment of all fees and expenses required to be paid pursuant to this Amendment, the Credit Agreement and other the Loan Documents; and

(c) executed Mortgages, or amendments to existing Mortgages, such that the Recognized Value of all Oil and Gas Properties subject to Mortgages is not less than the Required Reserve Value;

(d) title opinions and/or other title information and data acceptable to the Administrative Agent covering Oil and Gas Properties sufficient to meet the requirements of Section 7.14 of the Credit Agreement; and

(e) such other certificates, documents, consents or instruments as Administrative Agent may reasonably require.

SECTION 6. Post-Closing Obligation. As soon as available, but in any event on or prior to five (5) days after the Third Amendment Effective Date (or such later date to which the Administrative Agent may agree in its sole discretion), the Borrower shall provide to Administrative Agent evidence satisfactory to the Administrative Agent that Borrower or the applicable Obligated Party has entered into and maintained Commodity Hedging Transactions sufficient to meet the hedging requirements set forth in Section 7.15(a)(ii) of the Credit Agreement.

SECTION 7. Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, each of Borrowers and each of the Guarantors acknowledges and agrees that (a) the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of such Person under the Loan Documents to which such Person is a party, (b) acknowledges and agrees that each Loan Document to which such Person is a party shall remain in full force and effect and shall each continue to be the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its terms, and (c) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, any of the Loan Documents.

SECTION 8. Representations and Warranties. Before and after giving effect to this Amendment, the Borrowers hereby confirm that (a) the representations and warranties of each Borrower and each other Obligated Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing (other than the Specified Defaults).

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SECTION 9. Administrative Agent and the Lenders Make No Representations or Warranties. By execution of this Amendment, neither Administrative Agent nor any Lender (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Amendment, the Credit Agreement, the Loan Documents or any other instrument or document furnished pursuant hereto or thereto, or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of any Borrower, any Guarantor or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

SECTION 10. Effect of Amendment. This Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement, the other Loan Documents or any of the instruments or agreements referred to therein, (b) except as expressly provided herein, shall not prejudice any right or rights which Administrative Agent or the Lenders may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, including, without limitation, the right to accelerate the Obligations, institute foreclosure proceedings, exercise their respective rights under the UCC or other applicable Law, and/or institute collection proceedings against any Borrower, any Guarantor, or any other Obligated Party, to the extent provided therein or by Law, and (c) except as expressly provided herein, shall not be deemed to be a waiver of any existing or future Default or Event of Default under the Credit Agreement or any other Loan Document.

SECTION 11. Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Texas. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Amendment, and any documents required or requested to be delivered pursuant to Section 5 hereof, may be delivered by telecopy or pdf transmission of the relevant signature pages hereof and thereof, as applicable.

SECTION 12. NOTICE OF FINAL AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

BORROWERS:

CARBON APPALACHIA ENTERPRISES, LLC

By:
Patrick R. McDonald
President

NYTIS EXPLORATION (USA) INC.

By:
Patrick R. McDonald
President

GUARANTORS:

APPALACHIA GAS SERVICES, LLC
CARBON APPALACHIA GROUP, LLC
CARBON APPALACHIAN COMPANY, LLC
CARBON TENNESSEE MINING COMPANY, LLC
CARBON WEST VIRGINIA COMPANY LLC
CRANBERRY PIPELINE CORPORATION

By:
Patrick R. McDonald
President of each of the entities set forth above

COALFIELD PIPELINE COMPANY

By:
Patrick R. McDonald
President & CEO

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GUARANTORS:

KNOX ENERGY, LLC

By:	Carbon Appalachia Enterprises, LLC, its sole Member

By:
Patrick R. McDonald
President

NYTIS EXPLORATION COMPANY LLC

By:	Nytis Exploration (USA) Inc., its sole Manager

By:
Patrick R. McDonald
President

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

PROSPERITY BANK

By:
Michael Dombroski
Managing Director

LENDER:

PROSPERITY BANK

By:
Michael Dombroski
Managing Director

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

LENDERS:

EAST WEST BANK

By:
Name:
Title:

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

LENDERS:

SIMMONS BANK, an Arkansas Chartered Bank

By:
Name:
Title:

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

LENDERS:

CIT BANK, N.A.

By:
Name:
Title:

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

SCHEDULE 2.1

Commitments and Applicable Percentages

Lender	Revolving Credit Commitment	Term Loan Commitment	Applicable Percentage
Prosperity Bank	$166,666,666.67	$1,666,668.00	33.333333333%
East West Bank	$166,666,666.67	$1,666,668.00	33.333333333%
Simmons Bank	$112,500,000.00	$1,125,001.00	22.500000000%
CIT Bank, N.A.	$54,166,666.66	$541,667.00	10.833333332%
Total:	$500,000,000.00	$5,000,004.00	100.000000000%